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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-58275 of Pioneer Companies, Inc. on Form S-8 of our report dated February 4, 2000, appearing in this Annual Report on Form 10-K of Pioneer Companies, Inc. for the year ended December 31, 1999.


/s/ DELOITTE & TOUCHE LLP

Houston, Texas
March 22, 2000